UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 27, 2011

ZALICUS INC.

(Exact name of Registrant as specified in its charter)

Delaware
(State or other jurisdiction of incorporation)

000-51171	04-3514457
(Commission File No.)	(IRS Employer Identification No.)

245 First Street

Third Floor
Cambridge, MA 02142
(Address of principal executive offices and zip code)

Registrant's telephone number, including area code: (617) 301-7000

None

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

On December 22, 2010, Zalicus Inc. ("Zalicus") entered into a loan and security agreement (the "Loan and Security Agreement") with Oxford Finance Corporation (together with its successors and assigns, the "Lender") pursuant to which the Lender agreed to lend Zalicus up to $20.0 million. Upon entering into the Loan and Security Agreement, Zalicus borrowed $3.0 million from the Lender ("Term Loan A"). Under the terms of the Loan and Security Agreement, Zalicus could, in its sole discretion, borrow from the Lender up to an additional $8.5 million, at any time on or before July 15, 2011 ("Term Loan B") and up to an additional $8.5 million, at any time on or before January 15, 2012 ("Term Loan C", collectively with Term Loan A and Term Loan B, the "Term Loans").

On June 27, 2011, Zalicus borrowed Term Loan B in the amount of $8.5 million. Zalicus is required to pay interest only on Term Loan B on a monthly basis through and including January 1, 2012. Beginning February 1, 2012 through the maturity of Term Loan B on January 1, 2015, Zalicus will be required to make payments of outstanding principal and interest on Term Loan B in 36 equal monthly installments. The interest rate on Term Loan B, as provided in the Loan and Security Agreement, is 10.25% per year.

Upon the closing of Term Loan B, in accordance with the terms of the Loan and Security Agreement, Zalicus issued to the Lender warrants (the "Warrants") exercisable for an aggregate of 113,253 shares of Zalicus common stock with an exercise price of $2.25 per share. The Warrants will terminate on the earlier of December 22, 2017 and the closing of a merger or consolidation transaction in which Zalicus is not the surviving entity.

The descriptions of the Loan and Security Agreement and Warrants contained herein do not purport to be complete and are qualified in their entirety by reference to the Loan and Security Agreement and form warrant, attached as Exhibits 10.1 and 4.1, respectively, to the Form 8-K filed on December 23, 2010 and incorporated herein by reference.

Item 8.01. Other Events.

  On June 29, 2011, Zalicus Inc. ("Zalicus") issued a press release announcing the initiation of the SYNERGY trial, a Phase 2b clinical trial evaluating SynaviveTM in Rheumatoid Arthritis. The full text of Zalicus's press release regarding the announcement is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01.            Financial Statements and Exhibits.

(d)    Exhibits
Exhibit No.	Description
99.1	Press release of Zalicus Inc. dated June 29, 2011.

SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Zalicus Inc.
	By:	/s/ Jason F. Cole
Name: Jason F. Cole
Title: Senior Vice President,
General Counsel
Dated: June 29, 2011

Index to Exhibits
Exhibit No.	Description
99.1	Press release of Zalicus Inc. dated June 29, 2011.